Retirement Plan (Notes)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Retirement Plan
Retirement Plan
The Company has established the ChannelAdvisor Corporation 401(k) Profit Sharing Plan (the “Retirement Plan”), a contributory profit sharing plan, to cover all employees who qualify under the terms of the plan. Eligible employees may elect to contribute to the Retirement Plan up to 100% of their compensation, limited by the IRS-imposed maximum. Prior to April 1, 2011, the Company did not match employee contributions to the Retirement Plan. Effective April 1, 2011, the Company began matching 50% of employee contributions up to 3% of base salary. Employer contributions were $0, $0.2 million and $0.3 million for the years ended December 31, 2010, 2011 and 2012, respectively.